JPMORGAN INSURANCE TRUST

JPMorgan Core Bond Portfolio

(All Share Classes)

Supplement dated September 14, 2015

to the Summary Prospectuses and Prospectuses

dated May 1, 2015, as supplemented

Portfolio Manager Changes. Effective October 1, 2015 (“Effective Date”), Douglas Swanson will be taking a leave of absence and will not be involved in the day-to-day management of the JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”). Effective immediately, Barbara Miller will assume the role as lead portfolio manager for the Portfolio and Henry Song will be added to the portfolio management team. Mark Jackson will continue in his role as a portfolio manager of the Portfolio. Mr. Swanson will continue to serve as portfolio manager of the Portfolio until the Effective Date and will work with the rest of the portfolio management team to transition his responsibilities. If and when Mr. Swanson returns from his leave of absence, an announcement will be made on his role in the JPMIM fixed income team.

On the Effective Date, all references to Douglas Swanson are hereby deleted and effective immediately, the following portfolio manager information is added for the JPMorgan Insurance Trust Core Bond Portfolio in the section titled “Management” in the Portfolio’s “Risk/Return Summary” of the Portfolio’s Prospectuses:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Barbara Miller	2015	Managing Director
Henry Song	2015	Executive Director

In addition, the paragraphs entitled “Core Bond Portfolio” in the section titled “The Portfolios’ Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

Core Bond Portfolio

The lead portfolio managers who are primarily responsible for the day-to-day management of the Portfolio are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Portfolio. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Portfolio.

Barbara Miller, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Portfolio. An employee of JPMIM or predecessor firms since 1994 and portfolio manager for the Portfolio since September 2015, Ms. Miller is currently the head of the U.S. Value Driven Platform within JPMIM’s Global Fixed Income, Currency & Commodities Group (“GFICC”) effective September 2015. She also has served as the manager and a senior portfolio manager for the Fixed Income Mid Institutional Taxable Group since June 2007, which provides individually managed fixed income investments for fully discretionary, institutional accounts and personal investment management accounts. Ms. Miller also serves as a portfolio manager of the JPMorgan SmartAllocation Income Fund. Douglas Swanson served as lead portfolio manager responsible for the day-to-day management of the Portfolio until September 14, 2015. In connection with the appointment of Ms. Miller as lead portfolio manager, Mr. Swanson will continue as portfolio manager of the Portfolio until October 1, 2015. Henry Song, Executive Director and CFA charterholder, began participating in the management of the Portfolio in September 2015. An employee of JPMIM since 2005, Mr. Song is a member of GFICC group and is a portfolio manager for the U.S. Value Driven team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Mr. Song previously supported GFICC client portfolio managers in reporting as well as client communications. Mark M. Jackson, Managing Director and CFA charterholder, has been part of the U.S. Value Drive Team responsible for the portfolio management of the Portfolio since May 2006. Mr. Jackson has been a portfolio manager of taxable bond portfolios for JPMIM or predecessor firms since 1996.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CBP2-PM-915

JPMORGAN INSURANCE TRUST

JPMorgan Core Bond Portfolio

(All Share Classes)

Supplement dated September 14, 2015

to the Statement of Additional Information

dated May 1, 2015, as supplemented

Portfolio Manager Changes. Effective October 1, 2015 (“Effective Date”), Douglas Swanson will be taking a leave of absence and will not be involved in the day-to-day management of the JPMorgan Insurance Trust Core Bond Portfolio (“Portfolio”). Effective immediately, Barbara Miller will assume the role as lead portfolio manager for the Portfolio and Henry Song will be added to the portfolio management team. Mark Jackson will continue in his role as a portfolio manager of the Portfolio. Mr. Swanson will continue to serve as portfolio manager of the Portfolio until the Effective Date and will work with the rest of the portfolio management team to transition his responsibilities. If and when Mr. Swanson returns from his leave of absence, an announcement will be made on his role in the JPMIM fixed income team. On the Effective Date, all references to Douglas Swanson are hereby deleted and effective immediately, the following new portfolio managers’ information is added to “Portfolio Managers’ Other Account Managed” and “Portfolio Managers’ Ownership of Securities” sections of the SAI.

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by the portfolio managers specified below as of August 31, 2015:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Core Bond Portfolio
Barbara Miller	1	45,182	1	2,7646	40	1,839,589
Richard Figuly	8	16,011,116	9	2,412,507	38	10,954,896

The following table shows information on the other accounts managed by the portfolio managers specified below that have advisory fees wholly or partly based on performance as of August 31, 2015:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Core Bond Portfolio
Barbara Miller	0	0	0	0	0	0
Richard Figuly	0	0	0	0	2	1,107,600

Portfolio Managers’ Ownership of Securities

The following table indicates for the Fund the dollar range of securities of the Fund beneficially owned by the portfolio managers specified below as of August 31, 2015

Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Core Bond Portfolio
Barbara Miller	X
Richard Figuly	X

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-CBP-1-PM-915